UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 4, 2017

Triumph Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas		75251
(Address of Principal Executive Offices)		(Zip Code)

(214) 365-6900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07.Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Triumph Bancorp, Inc. (the “Company”) held on May 4, 2017, stockholders voted on the following matters:

(1)	To re-elect the three Class III Directors of the Company for a three-year term that will expire at the 2020 Annual Meeting of Stockholders. Final voting results were as follows:
			Broker
Name of Nominee	Votes For	Votes Withheld	Non-Votes
Charles A. Anderson	11,744,411	109,712	3,784,516
Carlos M. Sepulveda, Jr.	11,527,429	326,694	3,784,516
Justin N. Trail	11,745,947	108,176	3,784,516
(2)	To ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the current fiscal year. Final voting results were as follows:

Votes For	15,623,323
Votes Against	15,140
Abstentions	176

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel

Date:  May 4, 2017

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